UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          JULY 28, 2006 (JULY 24, 2006)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              -------------------
                                PITNEY BOWES INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-3579                06-0495050

(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
       incorporation or                                     Identification No.)
        organization)


                               WORLD HEADQUARTERS
                                 1 ELMCROFT ROAD
                        STAMFORD, CONNECTICUT 06926-0700
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 356-5000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02 Disclosure of "Results of Operations and Financial Condition."

On July 24, 2006, the registrant issued a press release setting forth its financial results, including consolidated statements of income, supplemental information, and a reconciliation of reported results to adjusted results for the three and six months ended June 30, 2006 and 2005, and consolidated balance sheets at June 30, 2006, March 31, 2006, and June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release of Pitney Bowes Inc. dated July 24, 2006

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.
         ---------

Exhibit No.          Description
-----------          -----------

99.1                 Press Release of Pitney Bowes Inc. dated July 24, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PITNEY BOWES



July 28, 2006                      By:  /s/ B. P. Nolop
                                       ----------------------------------------
                                   B. P. Nolop
                                   Executive Vice President and Chief
                                   Financial Officer
                                   (Principal Financial Officer)

                                   By:  /s/ S.J. Green
                                       ----------------------------------------
                                   S.J. Green
                                   Vice President, Finance
                                   (Principal Accounting Officer)